                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       DAISYTEK INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                       DAISYTEK INTERNATIONAL CORPORATION
                          500 NORTH CENTRAL EXPRESSWAY
                               PLANO, TEXAS 75074









Dear Stockholder:

                  You are cordially invited to attend the Annual Meeting of Stockholders of Daisytek International Corporation (the "Company"), which will be held at the Stonebridge Country Club in McKinney, Texas, on Friday, August 14, 1998, at 10:00 a.m. (local time).

                  At the Annual Meeting, stockholders will be asked to elect directors, adopt the Company's 1998 Amended and Restated Employee Stock Option Plan, adopt the Company's 1998 Employee Stock Purchase Plan, approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock and ratify the appointment of Arthur Andersen LLP as the Company's independent auditors. Information about these matters is contained in the attached Proxy Statement.

                  The Company's management would greatly appreciate your attendance at the Annual Meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS MOST IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date and return the enclosed proxy card which will indicate your vote upon the matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

                  I sincerely hope you will be able to attend the Annual Meeting, and I look forward to seeing you on August 14, 1998.

                                              Sincerely,


                                              David A. Heap
                                              Chairman

July 2, 1998

                       DAISYTEK INTERNATIONAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 14, 1998

                  The Annual Meeting of Stockholders of Daisytek International Corporation (the "Company") will be held on Friday, August 14, 1998, at 10:00 a.m. at the Stonebridge Country Club, McKinney, Texas, for the following purposes:

                  1.       To elect two Class I directors;

                  2. To consider and act upon a proposal to approve the Company's 1998 Amended and Restated Employee Stock Option Plan;

                  3. To consider and act upon a proposal to approve the Company's 1998 Employee Stock Purchase Plan;

                  4. To consider and act upon an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of authorized shares;

                  5. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending March 31, 1999; and

                  6. To transact such other business as may properly come before the meeting or any adjournment thereof.

                  The Board of Directors has fixed the close of business on June 24, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Each stockholder, even though he or she may presently intend to attend the Annual Meeting, is requested to execute and date the enclosed proxy card and return it without delay in the enclosed postage-paid envelope. Any stockholder present at the Annual Meeting may withdraw his or her proxy card and vote in person on each matter properly brought before the Annual Meeting.

                  Please sign, date and mail the enclosed proxy in the enclosed envelope promptly, so that your shares of stock may be represented at the meeting.

                                       By Order of the Board of Directors



                                       Harvey H. Achatz
                                       Secretary

Plano, Texas
July 2, 1998

                       DAISYTEK INTERNATIONAL CORPORATION
                          500 NORTH CENTRAL EXPRESSWAY
                               PLANO, TEXAS 75074
                                 (972) 881-4700

                                 PROXY STATEMENT

                  This Proxy Statement is furnished to the stockholders of Daisytek International Corporation, a Delaware corporation ("Daisytek" or the "Company"), in connection with the solicitation of proxies for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held at Stonebridge Country Club, McKinney, Texas, on Friday, August 14, 1998, at 10:00 a.m., and at any and all adjournments thereof.

                  This solicitation is being made on behalf of the Board of Directors of the Company. This Proxy Statement, Notice of Annual Meeting of Stockholders, the enclosed proxy card and the Company's 1998 Annual Report on Form 10-K were first mailed to stockholders on or about July 3, 1998.

                  The shares represented by a proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the stockholder will be voted:

                  (i) in favor of the election of the two nominees to the Board of Directors listed in this Proxy Statement;

                  (ii) in favor of the adoption of the Company's 1998 Amended and Restated Employee Stock Option Plan;

                  (iii) in favor of the adoption of the Company's 1998 Employee Stock Purchase Plan;

                  (iv) in favor of the amendment to the Company's Amended and Restated Certificate of Incorporation; and

                  (v) to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending March 31, 1999.

                  Any proxy given by a stockholder may be revoked at any time before its exercise by sending a subsequently dated proxy or by giving written notice of revocation, in each case, to the Company's Secretary, at the Company's principal executive offices at the address set forth above. Stockholders who attend the Annual Meeting in person may withdraw their proxies at any time before their shares are voted by voting their shares in person.

                  Stockholders of record at the close of business on June 24, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the issued and outstanding voting securities of the Company consisted of _______ shares of common stock, par value $.01 per share (the "Common Stock"), each of which is entitled to one vote on all matters which may properly come before the Annual Meeting or any adjournment thereof.

                  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Each item presented herein to be voted on at the Annual Meeting must be approved by the affirmative vote of a majority of the holders of the number of shares present either in person or represented by proxy. The inspector of elections appointed by the Company will count all votes cast, in person or by submission of a properly executed proxy, before the closing of the polls at the meeting. Abstentions and "broker non-votes" (nominees holding shares for beneficial owners who have not voted on a specific matter) will be treated as present for purposes of determining whether a quorum is present at the Annual Meeting. However, abstentions and broker non-votes will have no effect on the vote, because the vote required is a majority of the votes actually cast (assuming the presence of a quorum).

                  All references in this Proxy Statement to the Company's fiscal year mean the 12 month period ending on March 31 of such year.

                                     ITEM I

                              ELECTION OF DIRECTORS

                  The Board of Directors consists of seven members which are divided into three classes. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The term of Class I directors expires at the Annual Meeting. Each director elected as a Class I director at the Annual Meeting will have a term of three years. The nominees for the Class I directors are Chris Yates and James R. Powell who have been nominated and recommended by the Board of Directors. If elected, Messrs. Yates and Powell are expected to serve until the Company's 2001 annual meeting of stockholders and until their successors are elected and qualified. The shares represented by proxies in the accompanying form will be voted for the election of these nominees unless authority to so vote is withheld. The Board of Directors has no reason to believe that such nominees will not serve if elected, but if they should become unavailable to serve as directors, and if the Board designates substitute nominees, the persons named as proxies will vote for the substitute nominees designated by the Board. Directors will be elected by a majority of the votes cast at the Annual Meeting.

                  The following information, which has been provided by the individuals named, sets forth the nominees for election to the Board of Directors and the continuing Class II and III directors, such person's name, age, principal occupation or employment during at least the past five years, the name of the corporation or other organization, if any, in which such occupation or employment is carried on and the period during which such person has served as a director of the Company.

                         DIRECTORS STANDING FOR ELECTION
                                     CLASS I

                     TERM EXPIRES AT THE 2001 ANNUAL MEETING

                  CHRISTOPHER YATES, age 43, was appointed Senior Vice President
- Business Development in February 1996 and has served as Vice President - Business Development from November 1995 to February 1996, as a Director of the Company since February 1995, as Vice President-Marketing from January 1994 to November 1995, as Vice President-Sales from 1988 to 1994 and in various other sales capacities for the Company since 1982. Prior to joining the Company, Mr. Yates served in various sales capacities for ISA International plc (and its predecessors) ("ISA"), a now publicly traded distributor of computer supplies in Western Europe.

                  JAMES R. POWELL, age 37, has served as a Director and Senior Vice President - Sales and Marketing since 1996. Mr. Powell has served as Vice President - Sales from 1992 to 1996 and in various other sales capacities from 1988 to 1992. Prior to joining the Company, Mr. Powell was engaged in various sales and marketing activities.

                         DIRECTORS CONTINUING IN OFFICE
                                    CLASS III

                     TERM EXPIRES AT THE 2000 ANNUAL MEETING

                  DAVID A. HEAP, age 54, has served as Chairman of the Board since 1982, as Chief Executive Officer from 1982 until his retirement from that position in April 1997 and as President from 1982 to 1990. From 1970 to 1985, Mr. Heap served as Chairman of ISA which he founded in England in 1970.

                  EDGAR D. JANNOTTA, JR., age 37, has served as a Director of the Company since 1991. Mr. Jannotta is a Principal of GTCR Golden Rauner L.L.C., an investment banking firm. Prior to joining such firm, Mr. Jannotta was a Principal of William Blair & Company, L.L.C., an investment banking firm. Mr. Jannotta is also a director of Gibraltar Packaging Group, Inc., a diversified packaging company. Mr. Jannotta is a non-employee Director.

                  PETER P. J. VIKANIS, age 47, has served as a Director of the Company since 1996. Mr. Vikanis served as Chief Operating Officer of ISA from 1991 to 1995, as a director of ISA from 1979 to 1995, and also served in various management capacities at ISA from 1971 to 1991. Mr. Vikanis is a non-employee Director.

                         DIRECTORS CONTINUING IN OFFICE
                                    CLASS II

                     TERM EXPIRES AT THE 1999 ANNUAL MEETING

                  MARK C. LAYTON, age 38, has served as President, Chief Executive Officer and Chief Operating Officer since April 1997 and as a Director since 1988. Mr. Layton served as President, Chief Operating Officer and Chief Financial Officer from 1993 to April 1997, as Executive Vice President from 1990 to 1993 and as Vice President - Operations from 1988 to 1990. Prior to joining the Company, Mr. Layton served as a management consultant with Arthur Andersen & Co., S.C. for six years through 1988 specializing in wholesale and retail distribution and technology.

                  TIMOTHY M. MURRAY, age 45, has served as a Director of the Company since 1991. Mr. Murray is a Principal of William Blair & Company, L.L.C., an investment banking firm he joined in 1979. Mr. Murray is also a director of several privately held corporations. Mr. Murray is a non-employee Director.

EXECUTIVE OFFICERS

                  In addition to the individuals named above, the following are the names, ages and positions of the other executive officers of the Company:

                  HARVEY H. ACHATZ, age 57, serves as Vice President - Administration and Secretary, positions he has held since 1993 and 1984, respectively. Mr. Achatz has served as Vice President - Finance from 1985 to 1993, as Controller from 1981 to 1985 and as a Director from 1984 to 1990.

                  THOMAS J. MADDEN, age 36, was appointed as Chief Financial Officer in July 1997 and serves as Vice President - Finance, Treasurer and as Chief Accounting Officer, positions he has held since November 1994, March 1994 and 1992, respectively. From 1992 to 1994 he also served as Controller. From 1983 to 1992, Mr. Madden served in various capacities with Arthur Andersen & Co., S.C., including financial consulting and audit manager. Mr. Madden is a certified public accountant.

                  PETER D. WHARF, age 39, serves as Vice President - International Operations, a position he has held since February 1996. Mr. Wharf joined the Company in 1992 and has served in various export and international sales capacities since such time. Prior to joining the Company, Mr. Wharf served in various sales capacities for ISA.

                  STEVE GRAHAM, age 45, has served as Senior Vice President of Information Technologies and Chief Information Officer since 1996. Prior to joining the Company, Mr. Graham was employed by Ingram Micro, a major microcomputer distributor. Mr. Graham has over 23 years of experience in the information-technology field.

                  SUZANNE GARRETT, age 33, was recently promoted to Vice President of Product Management and Marketing and has served as New-Products Manager, Marketing Manager and Director of Product Management and Marketing. Prior to joining the Company in 1991, Ms. Garrett served as an account executive for United Media.

MEETINGS OF THE BOARD

                  The Board of Directors met six times during the Company's 1998 fiscal year. No Director attended fewer than 75% of the aggregate number of meetings of the Board and Committees on which such director served.

COMMITTEES OF THE BOARD

                  The Board of Directors currently has standing Audit, Compensation and Stock Option Committees.

                  The Audit Committee makes recommendations to the Board of Directors as to the engagement or discharge of the independent auditors, reviews the plan and results of the auditing engagement with the independent auditors, reviews the adequacy of the Company's system of internal accounting controls, monitors compliance with the Company's business conduct policy and directs and supervises investigations into matters within the scope of its duties. The Audit Committee met once during fiscal year 1998. During fiscal year 1998, the members of the Audit Committee were Messrs. Vikanis and Murray who are non-employee directors.

                  The Compensation Committee approves, or in some cases recommends, to the Board, remuneration and compensation arrangements involving the Company's executive officers and other key employees. During fiscal year 1998, the members of the Compensation Committee were Messrs. Murray and Jannotta, who are non-employee directors. The Compensation Committee also serves as the Stock Option Committee to administer the Company's employee stock option and purchase plans. The Compensation Committee and Stock Option Committee met once in fiscal year 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  During fiscal year 1998, the members of the Compensation Committee of the Company's Board of Directors were Timothy M. Murray and Edgar
D. Jannotta, Jr. who are non-employee directors.

COMPENSATION OF DIRECTORS

                  Each non-employee Director receives an annual director's fee of $20,000 for each year in which he or she serves as a director. Non-employee directors do not receive additional Board or Committee meeting fees. The Company has also adopted a Non-Employee Director Stock Option and Retainer Plan (the "Non-Employee Director Plan") pursuant to which each non-employee director (i) may elect to receive payment of the director's fees in shares of Common Stock in lieu of cash, and (ii) is entitled to receive certain grants of options in accordance with a defined formula, and subject to the conditions precedent, set forth therein.

                  The Non-Employee Director Plan is a formula grant plan pursuant to which each non-employee director receives options to purchase shares of Common Stock as of the date of each annual meeting of stockholders. Under the terms of the Non-Employee Director Plan, during fiscal year 1998, each of the Company's non-employee directors received options to purchase 2,480 shares of Common Stock, at an exercise price of $22.4375 (the fair market value on the date of grant). In addition, each non-employee director will receive options to purchase 2,998 shares of Common Stock as of the date of the Annual Meeting. The number of options to be issued under the Non-Employee Director Plan will increase each year based on the percentage increase, if any, in the Company's earnings before taxes ("EBT") for such fiscal year over the Company's EBT for the immediately preceding fiscal year. No options will be issued, however, with respect to any fiscal year in which the Company's EBT does not equal or exceed the Company's projected EBT for such year, nor will any options be issued to any non-employee director who does not attend at least 75% of all Board (and committee) meetings held during such fiscal year.

                  All options issued under the Non-Employee Director Plan are non-qualified options for federal income tax purposes and have an exercise price equal to the fair market value of a share of common stock as of the date of the annual meeting upon which such option is granted. All options are subject to a three year cumulative vesting schedule.

                  Directors who are employees of the Company or any of its subsidiaries do not receive additional compensation for service on the Board of Directors.

EXECUTIVE COMPENSATION

                  The following table sets forth the compensation paid or accrued by the Company to its Chief Executive Officer and to each of the four most highly compensated executive officers for services rendered during the fiscal years ended March 31, 1998, 1997 and 1996:

                           SUMMARY COMPENSATION TABLE


                                                                               LONG-TERM
                                                                             COMPENSATION
                                                                                AWARDS
                                                                             ------------
                                                                               NUMBER OF
                                            ANNUAL COMPENSATION               SECURITIES
                                  --------------------------------------      UNDERLYING         ALL OTHER
  NAME AND PRINCIPLE POSITION      YEAR         SALARY           BONUS          OPTIONS       COMPENSATION (1)
-------------------------------   ------      ----------       ---------     ------------     ----------------

David A. Heap................      1998    $    250,000      $  201,897        151,554           $ 4,951
   Chairman                        1997         385,000         222,900         85,728             5,970
                                   1996         385,000         280,676         75,666             8,636

Mark C. Layton...............      1998         319,599         269,196        122,836             9,731
   President, Chief Executive      1997         299,013         222,900         69,832             8,458
     and Operating Officer         1996         276,386         280,676         56,040             6,008

Christopher Yates............      1998         248,454          88,835         84,742             6,088
   Senior Vice President -         1997         232,200          73,557         41,120             5,004
     Business Development          1996         215,000          92,623         40,276             2,430

Steven Graham................      1998         189,491          88,835         60,000            37,829
   Senior Vice President -         1997          78,268          32,439         50,000             5,610
     Information Technologies      1996              --              --             --                --
     and Chief Information
     Officer

James R. Powell..............      1998         175,037          88,835         76,116             3,015
   Senior Vice President -         1997         163,652          73,557         42,660             3,715
     Sales and Marketing           1996         150,359          70,169         28,008             3,707

--------------------
(1) Represents compensation in respect of one or more of the following: personal use of Company automobiles; life insurance premiums paid by the Company for the benefit of the name executive officer; tax return preparation services paid by the Company; personal travel expenses and relocation costs.

                  The following table sets forth information with respect to grants of stock options during the year ended March 31, 1998 to the named executive officers reflected in the Summary Compensation Table:

                        OPTION GRANTS IN FISCAL YEAR 1998

                                             INDIVIDUAL GRANTS
                            -------------------------------------------------
                                       % OF TOTAL                              POTENTIAL REALIZABLE VALUE
                            NUMBER OF     OPTIONS                               AT ASSUMED ANNUAL RATES
                            SECURITIES  GRANTED TO                            OF STOCK PRICE APPRECIATION
                            UNDERLYING   EMPLOYEES    EXERCISE                  FOR OPTION TERMS (2) (3)
                             OPTIONS     IN FISCAL    PRICE PER   EXPIRATION  ----------------------------
         NAME                GRANTED       YEAR       SHARE (3)  DATE (1) (3)     5%               10%
-----------------------     ---------- ------------ -----------  ------------ -----------      -----------

David A. Heap..........      151,554       11.3%       $ 12.50      4-17-07   $ 1,191,394      $ 3,019,226
Mark C. Layton.........      122,836        9.2%         12.50      4-17-07       965,636        2,447,112
Christopher Yates......       84,742        6.3%         12.50      4-17-07       666,172        1,688,212
Steven Graham..........       60,000        4.5%         12.50      4-17-07       471,671        1,195,307
James R. Powell........       76,116        5.7%         12.50      4-17-07       598,362        1,516,366

------------------
(1) All of such options are subject to a three-year cumulative vesting schedule.
(2) These are hypothetical values using assumed annual rates of stock price appreciation as prescribed by the rules of the Securities and Exchange Commission.
(3) The fiscal year 1997 option grants were cancelled in April 1997 and reissued at an exercise price per share of $12.50 (the fair market value on the date of reissue) and have a ten year term. All such options are subject to a three year cumulative vesting schedule and are included in the option grants in the table above.

                  The following table sets forth information concerning the aggregate stock option exercises during the fiscal year ended March 31, 1998 and stock option values as of the end of fiscal year 1998 for unexercised stock options held by each of the named executive officers:

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998
                        AND FISCAL YEAR END OPTION VALUES

                                                            NUMBER OF
                           NUMBER OF                   SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                            SHARES                      UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                           ACQUIRED                     AT FISCAL YEAR END            AT FISCAL YEAR END (1) (3)
                              ON         VALUE      ---------------------------     -----------------------------
         NAME              EXERCISE   RECEIVED(2)   EXERCISABLE   UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
-----------------------    --------   -----------   -----------   -------------     -----------     -------------


David A. Heap..........           --   $       --      37,833        189,387         $ 553,308       $ 2,353,011
Mark C. Layton.........       91,532      987,401      19,614        150,856           286,855         1,868,470
Christopher Yates......      121,600    1,814,154      20,138        104,880           294,518         1,300,830
Steven Graham..........           --           --          --         60,000                --           712,500
James R. Powell........       21,856      275,947          --         90,120                --         1,108,686


------------------
(1) Calculated by determining the difference between $24 3/8 (the last sale price of the Common Stock on March 31, 1998 as reported by the Nasdaq National Market) and the exercise price of the shares of Common Stock underlying the options.
(2) Calculated by determining the difference between the last sale price of the Common Stock on the date of exercise as reported by the Nasdaq National Market and the exercise price.
(3)      See footnote 3 above.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION FOR FISCAL YEAR 1998

                  The Compensation Committee of the Board of Directors (the "Committee") for fiscal year 1998 was comprised of Messrs. Murray and Jannotta and is responsible for approval or recommendation to the Board of Directors of the compensation arrangements for the Company's senior executive officers.

                  The Committee believes that the total compensation of the Company's senior executive officers should be primarily based on the subjective determination of the Committee as to the Company's overall financial performance and the individual contribution to such performance. The Committee further believes that a portion of total compensation should consist of variable, performance-based components such as stock option awards and bonuses, which it can increase or decrease to reflect its assessment of changes in corporate and individual performance. These incentive compensation programs are intended to reinforce management's commitment to enhance profitability and stockholder value.

                  In formulating compensation levels and policies for the 1998 fiscal year, the Committee did not retain an independent compensation consultant, nor did the Committee rely upon any formal study or review of comparable companies in the Company's industry. Nevertheless, the Committee believes that the Company's executive compensation salary levels may be less than industry norms in the Company's geographic regions.

                  The Committee annually establishes the salaries to be paid to the Chief Executive Officer and other senior executive officers during each fiscal year. Base salaries for senior executive officers are set to reflect the duties and level of responsibility in each position. In setting salaries, the Committee takes into account several factors including individual job performance, the level of responsibility and, to the extent information is available, competitive pay practices in the Company's industry. The Committee does not assign specific relative weights to the various factors it considers, however, but rather exercises its discretion and makes a judgment after considering all factors it deems relevant.

                  For fiscal year 1998 the base salary of Mr. Mark Layton, the Company's Chief Executive Officer, was $319,599, which was approximately a seven percent increase from his base salary for the prior fiscal year. The Committee believes that this amount appropriately reflected Mr. Layton's services as President, Chief Executive Officer and Chief Operating Officer, although such determination was not based upon any specific qualitative or quantitative formula.

                  In considering bonus compensation awards, and in order to more closely link executive compensation to the Company's performance, the Committee continued a bonus program pursuant to which bonus compensation is subject to the Company's EBT for each fiscal year (as set forth in the Company's audited Consolidated Financial Statements) being equal to or greater than the EBT projected in the Company's approved budget for such fiscal year. Under this program, selected officers are entitled to receive a cash bonus equal to (i) up to 1% of EBT, to the extent EBT is 100% to 105% of the projected EBT and (ii) up to 5% of that portion of EBT which exceeds 105% of the projected EBT. Under this program, Mr. Layton received a bonus of $269,196 for the 1998 fiscal year.

                  The Committee also administers the Company's stock option plans and recommends other option grants which are used to further link executive compensation to the Company's performance. All options are subject to a three year cumulative vesting schedule and have an exercise price not less than the fair market value on the date of grant. During fiscal year 1998, Mr. Layton received options to purchase 122,836 shares at an exercise price of $12.50 per share.

                  As part of its overall consideration of executive compensation, the Committee considers the anticipated tax treatment of various payments and benefits, including the applicability of Section 162(m) of the Internal Revenue Code which provides a limit on the deductibility of compensation for certain executive officers in excess of $1,000,000 per year. The Committee believes that no named officer in the Summary Compensation Table had taxable compensation for fiscal year 1998 in excess of the deduction limit. The Committee intends to continue to evaluate the impact of this Code provision.

                  The Committee believes that the policies and programs described above have supported the Company's business objectives and have contributed to the Company's performance.

                                            COMPENSATION COMMITTEE

                                            Timothy M. Murray
                                            Edgar D. Jannotta, Jr.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth as of May 9, 1998, certain information regarding the beneficial ownership of the Common Stock by (i) each person who is known to the Company to beneficially own more than 5% of the Common Stock, (ii) each of the Directors and executive officers of the Company individually and (iii) the Directors and executive officers of the Company as a group. The information contained in this table reflects "beneficial ownership" as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares owned of record by them.

                                                                           NUMBER
                NAME AND ADDRESS OF BENEFICIAL OWNER                      OF SHARES          PERCENT (1)
                ------------------------------------                    -------------        -----------

                David A. Heap(2).................................          1,224,997            7.6%
                   500 North Central Expressway
                   Plano, Texas 75074
                Royal Bank of Canada Trust Company
                   (Jersey) Limited and Kenneth Edward
                   Rayner, Trustees, of the David Heap
                   Life Interest Settlement (No.10)(3)...........          1,169,346            7.3%
                   19-21 Broad Street
                   St. Helier, Jersey, Channel Islands
                Robert Fleming Inc.(4)...........................          1,053,910            6.6%
                   1285 Avenue of the Americas
                   New York, New York 10019
                Amvescap Plc(5)..................................            915,600            5.7%
                   11 Devonshire Square
                   London, England
                Mark C. Layton(6)................................            253,234             *
                Christopher Yates(7).............................             52,987             *
                Harvey H. Achatz(8)..............................             59,484             *
                James R. Powell(9)...............................             14,004             *
                Steven Graham(10)................................              9,000             *
                Thomas J. Madden(11).............................             60,634             *
                Edgar D. Jannotta, Jr.(12).......................             39,179             *
                Timothy M. Murray(13)............................             69,679             *
                Peter P.J. Vikanis(14)...........................              2,125             *
                Suzanne Garrett(15)..............................             12,186             *
                Peter D. Wharf(16)...............................             20,421             *
                All directors and executive officers
                   as a group (11 persons)(17)...................          1,817,930           11.3%

----------
* Represents less than 1%

  (1) This table is based on 16,025,204 shares of Common Stock outstanding on May 9, 1998.

    (2) Includes outstanding options to purchase 98,399 shares of Common Stock, which are fully vested and exercisable. Does not include (i) 1,800 shares held by Mr. Heap's spouse as custodian for minor children as to which beneficial ownership is disclaimed, (ii) options to purchase 128,821 shares of Common Stock which are not vested or exercisable and (iii) 1,169,346 shares of Common Stock held of record by the trust set forth above (the "Heap Trust"). Although Mr. Heap and members of his family are the primary beneficiaries of the Heap Trust, neither Mr. Heap nor such beneficiaries have voting or investment power with respect to such shares. Of the shares owned of record by Mr. Heap, 222,099 are pledged to a financial institution to secure indebtedness owing by Mr. Heap to such institution.

    (3) Shares are held of record by a Trust established by Mr. Heap for which he and members of his family are the primary beneficiaries, although neither Mr. Heap nor such beneficiaries may exercise voting or investment power with respect to such shares.

    (4) Based upon a Schedule 13G dated February 19, 1998 filed by Robert Fleming Inc. reporting beneficial ownership and shared voting and dispositive power as of December 31, 1997.

    (5) Based upon a Schedule 13G dated February 9, 1998 filed by Amvescap Plc, as parent holding company of Avz, Inc., AIM Management Group, Inc., Amvescap Group Services Inc., Invesco, Inc., and Invesco North American Holdings Inc., reporting beneficial ownership and shared voting and dispositive power as of December 31, 1997.

    (6) Includes outstanding options to purchase 66,060 shares of Common Stock, which are fully vested and exercisable. Does not include outstanding options to purchase 104,410 shares of Common Stock, which are not vested or exercisable.

    (7) Includes outstanding options to purchase 52,987 shares of Common Stock, which are fully vested and exercisable. Does not include outstanding options to purchase 72,031 shares of Common Stock, which are not vested or exercisable.

    (8) Includes outstanding options to purchase 59,484 shares of Common Stock, which are fully vested and exercisable. Does not include outstanding options to purchase 6,374 shares of Common Stock, which are not vested or exercisable.

    (9) Includes outstanding options to purchase 14,004 shares of Common Stock, which are fully vested and exercisable. Does not include outstanding options to purchase 64,699 shares of Common Stock, which are not vested or exercisable.

    (10) Includes outstanding options to purchase 9,000 shares of Common Stock, which are fully vested and exercisable. Does not include outstanding options to purchase 51,000 shares of Common Stock, which are not vested or exercisable.

    (11) Includes outstanding options to purchase 39,184 shares of Common Stock, which are fully vested and exercisable. Does not include outstanding options to purchase 51,298 shares of Common Stock, which are not vested or exercisable.

    (12) Includes outstanding options to purchase 300 shares of Common Stock, which are fully vested and exercisable. Does not include outstanding options to purchase 4,180 shares of Common Stock, which are not vested or exercisable.

    (13) Includes outstanding options to purchase 300 shares of Common Stock, which are fully vested and exercisable. Does not include outstanding options to purchase 4,180 shares of Common Stock, which are not vested or exercisable.

    (14) Includes outstanding options to purchase 300 shares of Common Stock, which are fully vested and exercisable. Does not include outstanding options to purchase 4,180 shares of Common Stock, which are not vested or exercisable.

    (15) Includes outstanding options to purchase 12,186 shares of Common Stock, which are fully vested and exercisable. Does not include outstanding options to purchase 29,432 shares of Common Stock, which are not vested or exercisable.

    (16) Includes outstanding options to purchase 20,421 shares of Common Stock, which are fully vested and exercisable. Does not include outstanding options to purchase 41,091 shares of Common Stock, which are not vested or exercisable.

    (17) Includes outstanding options to purchase 372,625 shares of Common Stock, which are fully vested and exercisable. Does not include (i) outstanding options to purchase 561,696 shares of Common Stock which are not vested or exercisable or (ii) shares of Common Stock held by the Heap Trust.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

               During fiscal year 1998, Messrs. Layton, Powell and Wharf were indebted to the Company in respect of certain loans previously made to such persons to provide such persons with the funds necessary to satisfy various personal obligations and for other purposes. The largest amount owing by such persons during fiscal year 1998 was $458,684, $186,440 and $61,956, respectively. Prior to March 31, 1998, Mr. Wharf repaid in full his indebtedness to the Company. As of March 31, 1998, Messrs. Layton and Powell and were indebted to the Company in the amount of $458,684 and $186,440, respectively. The indebtedness owing by such persons accrues interest at the rate charged to the Company for working capital borrowings. Messrs. Layton's and Powell's indebtedness is due and payable in one installment on March 31, 1999.

               David Heap, the Company's Chairman of the Board, owned approximately a one-third equity interest in a small computer supplies dealer, Business Software Centers, Inc. ("BSC"). In December 1991, Mr. Heap agreed to remit to the Company any dividends, distributions or other amounts which he may receive in respect of such interest. Mr. Heap has not received any dividends, distributions or other amounts in respect of his equity interest. During fiscal year 1998, Mr. Heap sold all of his remaining equity interest and he no longer retains an equity interest in BSC.

               During fiscal year 1998, the Company's sales to BSC (during the period of the year that Mr. Heap owned an equity interest in BSC) aggregated approximately $537,000, and constituted less than 1% of the Company's total sales in such fiscal year. Such sales were made in accordance with the Company's usual terms, except that BSC received extended payment terms in return for which BSC agreed, among other things, to provide the Company with quarterly financial information.

               In April 1997, the Company entered into a one-year aircraft lease with a corporation owned by Mr. Heap under which the Company, on a non-exclusive basis, leased an aircraft from such corporation. The lease was terminable by either party at any time. During fiscal year 1998 the Company incurred approximately $342,000 in lease payments and reimbursement of certain operating costs relating to this aircraft lease. The aircraft lease was terminated on March 31, 1998.

                                PERFORMANCE GRAPH

               The following line graph displays the cumulative total return to stockholders of the Company's Common Stock from January 27, 1995 (the commencement of trading of the Company's Common Stock) to March 31, 1998, compared to the cumulative total return for the Total Return Index for The Nasdaq Stock Market (US), a broad market index, and to the Nasdaq Non-Financial Stocks Index, an index of non-financial companies found within a range of Standard Industrial Classification code numbers, which includes the Company.

               The graph assumes a $100 investment in the Company's Common Stock on January 27, 1995 at the initial offering price of $7.50 per share (as adjusted for a 2 for 1 stock split effective March 2, 1998). The graph also assumes investments in the Nasdaq Total Return (US) Index and the Nasdaq Non-Financial Stocks Index of $89.94 and $90.04 respectively on March 31, 1993. The value of these investments would have increased to $100 on January 27, 1995.

               Although the Common Stock has only been publicly-held since January 1995, the graph shows the performance of the Nasdaq Total Return (US) Index and the Nasdaq Non-Financial Stocks Index for the past five years. This information is being provided as the Company believes that it enhances the reader's understanding of the performance of the Common Stock. Depicting the two Nasdaq indexes only for the period that the Common Stock has been publicly-held would deprive the reader of the historical perspective of the indexes.

                               PERFORMANCE GRAPH


                         3/31/93   3/31/94   1/27/95   3/31/95   3/31/96   3/31/97   3/31/98
                         -------   -------   -------   -------   -------   -------   -------
Daisytek                      --        --    100.00    144.17    220.00    208.33    325.00
Nasdaq U.S.(a)             89.84     96.98    100.00    107.88    146.47    162.80    247.09
Nasdaq Non-Financial(a)    90.04     98.79    100.00    108.25    146.07    157.63    236.95


(a) Prepaid by the Center for Research in Security Prices




                                     ITEM 2

                      PROPOSAL TO ADOPT THE COMPANY'S 1998
                          AMENDED AND RESTATED EMPLOYEE
                                STOCK OPTION PLAN

               The Company's 1998 Amended and Restated Employee Stock Option Plan (the "Plan") was adopted by the Company's Board of Directors in June 1998 and is subject to approval by stockholders at the Annual Meeting. The following description of the Plan is qualified in its entirety by the provisions of the Plan, a copy of which is attached as Appendix I to this Proxy Statement.

               The Plan amends, restates and replaces the Company's 1997 Employee Stock Option Plan (the "1997 Plan"), and, upon approval of the Plan, all options outstanding under the 1997 Plan will be deemed outstanding under the Plan. Subject to the approval of the Plan at the Annual Meeting, no further options will be issued under the 1997 Plan. In the event the Plan is not approved, the 1997 Plan, and the options issued thereunder, will remain in effect in accordance with their terms.

PLAN DESCRIPTION

               The purpose of the Plan is to further the growth, development and financial success of the Company by providing additional incentives to certain of its key employees by assisting them to become owners of the Company's Common Stock and, thus, to benefit directly from its growth, development and financial success.

               The Plan provides for the granting to employees of both incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986 as amended (the "Code")) and non-qualified stock options. The maximum number of shares of Common Stock for which options may be granted under the Plan is 4,000,000 shares.

               The Plan is administered by a committee of the Board of Directors (the "Stock Option Committee"). The Stock Option Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board of Directors. The Board may, and currently intends, to limit the members of the Stock Option Committee to Directors who are both "non-employee directors", as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and "outside directors", as defined in Section 162(m) of the Code. The Stock Option Committee has complete authority and discretion to determine from among eligible persons those to whom options will be granted and the number and terms of such options.

               The exercise price of options granted under the Plan may not be less than 100% of the fair market value on the date of the grant, except that incentive stock options granted to individuals owning (within the meaning of Section 424(d) of the Code) more than ten percent of the total combined voting power of the Company, may not have an exercise price less than 110% of the fair market value on the date of grant. The Plan gives the Stock Option Committee complete discretion as to the times at which the options are exercisable, provided that such options must expire no later than ten years from the date of grant. Options may not be granted under the Plan after March 31, 2008.

               Options are exercisable at such times and in such installments (which may be cumulative) as the Stock Option Committee may provide in the terms of each individual option. Generally, options granted under the Plan are expected to be subject to multi-year cumulative vesting schedules as shall be determined by the Stock Option Committee, in its discretion.

               The Plan permits the Stock Option Committee to authorize and approve (i) the issuance of immediately exercisable options to purchase restricted stock subject to restrictions on transfer and forfeiture, (ii) subject to such terms and conditions as the Stock Option Committee shall determine in its sole discretion, the acceptance of promissory notes and/or shares of the Company's common stock (whether issued upon exercise of outstanding options or otherwise) in payment of the option exercise price (or applicable taxes arising in connection therewith) and (iii) the transferability of non-qualified options to family members and family trusts of option holders.

               The Board of Directors or the Stock Option Committee may make modifications to the Plan as it deems proper and in the best interests of the Company, subject to any requirement of stockholder approval under the Code or other applicable law.

                  There are presently 868,781 options outstanding under the 1997 Plan held by 268 employees at a weighted average exercise price of $21.83 per share, of which Mr. Heap is the holder of 36,250 options at a weighted average exercise price of $22 7/8 per share; Mr. Layton is the holder of 52,080 options at a weighted average exercise price of $22 7/8 per share; Mr. Yates is the holder of 42,026 options at a weighted average exercise price of $22 7/8 per share; Mr. Graham is the holder of 36,302 options at a weighted average exercise price of $22 7/8 per share; Mr. Powell is the holder of 35,134 options at a weighted average exercise price of $22 7/8 per share; and all current executive officers as a group (9 persons) are the holders of 298,861 options at a weighted average exercise price of $22 7/8 per share.

                  No options have been granted under the Plan and since option grants under the Plan are to be determined by the Stock Option Committee on a discretionary basis, the benefits to be received by any particular executive officer, by all executive officers as a group, or by the non-executive officer employees as a group cannot be determined at this time.

FEDERAL INCOME TAX CONSEQUENCES

                  The following is a summary of the federal income tax consequences to employees participating in the Plan and to the Company, based upon current provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, and does not address any consequences under any other applicable tax laws. The provisions of the Code, regulations thereunder and related interpretations are complicated and their impact in any one case may depend upon the particular circumstances relating thereto.

                  Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

                  Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

                  If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be long or short term capital gain depending upon the length of time the participant has held the ISO Stock prior to the date of sale.

                  If a participant sells ISO Stock for less than the exercise price, then the participant will recognize a capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be long or short term capital loss depending upon the length of time the participant has held the ISO Stock prior to the date of sale.

                  Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will generally not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

                  With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be long or short term gain or loss depending upon the length of time the participant has held the NSO Stock prior to the date of the sale.

                  Tax Consequences to the Company. The grant of an option under the Plan will generally have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the Plan, including as a result of the exercise of a nonstatutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

                  At the Annual Meeting, the Company's stockholders will be asked to approve the proposal to adopt the Plan. The Board of Directors believes that approval of the Plan is in the best interest of the Company, its stockholders and its employees because it will provide employees with an incentive and opportunity to meaningfully share in the economic growth and success of the Company.

               The Board of Directors recommends a vote FOR adoption of the Company's 1998 Amended and Restated Employee Stock Option Plan.

                                     ITEM 3

                         PROPOSAL TO ADOPT THE COMPANY'S
                        1998 EMPLOYEE STOCK PURCHASE PLAN

                  The Company's 1998 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Company's Board of Directors in June 1998 and is subject to approval by stockholders at the Annual Meeting. The following description of the Purchase Plan is qualified in its entirety by the provisions of the Purchase Plan, a copy of which is attached as Appendix II to the Proxy Statement.

PLAN DESCRIPTION

                  The purpose of the Purchase Plan is to provide eligible employees of the Company and its participating subsidiaries with the continuing opportunity to acquire a proprietary interest in the Company through participation in a payroll deduction based employee stock purchase plan designed to operate in compliance with
Section 423 of the Code.

                  The Company has reserved 250,000 shares of Common Stock for issuance under the Purchase Plan. These shares may be authorized but unissued shares, treasury shares or shares purchased in the open market.

                  The Plan will be administered by a committee of the Board of Directors (the "Purchase Plan Committee"). The Purchase Plan Committee will consist of two or more Directors, appointed by and holding office at the pleasure of the Board of Directors. The Board may, and currently intends, to limit the members of the Purchase Plan Committee to Directors who are both "non-employee directors", as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and "outside directors" as defined in Section 162(m) of the Code. The Purchase Plan Committee will have complete authority to adopt such rules, regulations and procedures as it may deem necessary or appropriate for the proper administration of the Purchase Plan. All costs and expenses incurred in administering the Purchase Plan will be paid by the Company.

                  The Purchase Plan Committee is authorized to establish, from time to time, one or more offering periods for each calendar year, and each participant in the Purchase Plan may designate periodic payroll deductions from his or her salary to be applied to the purchase of shares of Common Stock on each purchase date (which will be the last business day of each offering period). The purchase price per share at which Common Stock will be purchased on the participant's behalf on each purchase date will be determined by the Purchase Plan Committee for each offering period, but will not be less than 85% of the lower of the fair market value of the Common Stock on the first business day of the applicable offering period or the fair market value of the Common Stock on the applicable purchase date.

                  The fair market value per share of Common Stock on any relevant date will be the last sales price per share on such date as reported by NASDAQ or a successor quotation system. On June 18, 1998, the fair market value per share of Common Stock was $24 3/8 per share.

                  Any individual who is employed on a basis under which he or she is regularly expected to work for at least 20 hours per week for more than five months per calendar year as an employee of the Company or any designated subsidiary of the Company and has completed 15 days of employment as of the first day of any offering period will be eligible to participate in the Purchase Plan. As of March 31, 1998, approximately 970 employees, including the Company's executive officers, would have been eligible to participate in the Purchase Plan.

                  The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock under the Purchase Plan, including the following: (i) no purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights and options, whether vested or unvested) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company and (ii) no purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding.

                  A participant's purchase right will immediately terminate upon the participant's termination of employment or loss of eligible employee status or upon his or her withdrawal from participation. The payroll deductions collected from the purchase period in which the purchase right terminates will be refunded. No purchase right is assignable or transferable by an eligible employee.

                  Participants in the Purchase Plan will have no rights as a stockholder with respect to the shares of Common Stock covered by his or her purchase right until such time as the shares are actually purchased on the applicable purchase date. No adjustment will be made for dividends, distributions or other rights with respect to any record date during an offering period which is prior to a purchase date.

                  In the event of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company,
(iii) the merger or consolidation of the Company with or into another corporation or other entity (if the Company is not the surviving corporation of such merger on consolidation) or (iv) the acquisition by another person or entity of 80% or more of the Company's then outstanding voting stock, then, upon the effective date of any such event, any outstanding offering period under the Purchase Plan will terminate and such date will be treated as the purchase date and, in lieu of the issuance of Common Stock to participating eligible employees, there shall be paid, for each such share of Common Stock, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of Common Stock was entitled to receive upon and as of the effective date of such event.

                  The Board of Directors of the Company may terminate the Plan or amend the Plan from time to time; provided, however, that the Board shall not, without the approval of the stockholders of the Company (i) increase the number of shares available for purchase under the Purchase Plan, (ii) change the class of persons eligible to participate in the Purchase Plan, or (iii) reduce the purchase price of Common Stock below that set forth in the Purchase Plan.

                  The Purchase Plan shall become effective if and when approved by the stockholders of the Company at the Annual Meeting. If approved, the first offering period will be established by the Purchase Plan Committee upon a date following the date of the Annual Meeting.

                  Participation in the Purchase Plan is voluntary and the Company cannot now determine the amount of shares of Common Stock that may be acquired by the participants therein (which include the Company's executive officers) or the value of any such participation.

FEDERAL INCOME TAX CONSEQUENCES

                  The following is a summary of the federal income tax consequences to employees participating in the Purchase Plan and to the Company, based upon current provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, and does not address any consequences under any other applicable tax laws. The provisions of the Code, regulations thereunder and related interpretations are complicated and their impact in any one case may depend upon the particular circumstances relating thereto.

                  Rights to purchase stock under the Purchase Plan are referred to in the Code as "options". A participating employee will not recognize income at the time options are granted to such employee at the commencement of an offering period or when the employee exercises such options and purchases shares of Common Stock at the end of an offering period. An employee will be taxed on amounts withheld from salary under the Purchase Plan as if actually received, and the Company will be entitled to deduct a corresponding amount.

                  If an employee does not dispose of the shares of Common Stock purchased pursuant to the Purchase Plan until more than two years after the date of grant of the options and one year after the transfer of the shares to the employee, or if the employee dies without having disposed of such shares, such employee must include in gross income as compensation (as ordinary income and not as capital gain) for the taxable year of disposition or death an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition or death over the amount paid for the shares, or (ii) the excess of the fair market value of the shares at the date of grant of the options over the exercise price. If the amount realized upon such a disposition by way of sale or exchange of the shares exceeds the purchase price plus the amount, if any, included in income as compensation, such excess will be capital gain. This capital gain will be long or short term capital gain depending upon the length of time the employee has held the stock prior to the date of sale.

                  The Company will not be entitled to any deduction in respect of options granted under the Purchase Plan or shares of Common Stock issued and delivered pursuant to the exercise of such options, if the holding period requirements are met or the employee dies prior to disposing of the shares acquired upon exercise.

                  If an employee disposes of the shares of Common Stock within two years from the date of grant of the option or within one year from the date of exercise (an "Early Disposition"), the employee will recognize ordinary income at the time of disposition which will equal the excess, if any, of the fair market value of the shares on the date of exercise over the amount paid for such shares. The Company may be required to withhold taxes related to such ordinary income from other payments due the employee. The Company will generally be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on disposition of such shares over the fair market value of such shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period for the shares. If an employee disposes of such shares for less than his or her basis in the shares, the difference between the amount realized and such basis will be a long-term or short-term capital loss, depending upon the holding period for the shares.

                  At the Annual Meeting, the Company's stockholders will be asked to approve the proposal to adopt the Purchase Plan. The Board of Directors believes that approval of the Purchase Plan is in the best interest of the Company, its stockholders and its employees because it will encourage employees to share in the economic growth and success of the Company.

                  The Board of Directors recommends a vote FOR adoption of the Company's 1998 Employee Stock Purchase Plan.

                                     ITEM 4

                      PROPOSED AMENDMENT TO COMPANY CHARTER

               The Board of Directors recommends that Article Fourth of the Company's Amended and Restated Certificate of Incorporation be amended for the purpose of increasing the number of authorized shares of Common Stock from 20 million shares to 30 million shares. The form of Amendment is set forth as Appendix III to this Proxy Statement.

               The additional authorized shares may be used in the future for any proper corporate purpose approved by the Board of Directors. Permissible uses might include financings, corporate mergers or acquisitions, employee benefit programs, acquisitions of property, funding of new product programs or businesses, stock dividends, stock splits and other corporate purposes. No further action or authorization by the stockholders would be necessary prior to the issuance of additional shares unless the applicable laws or regulations or the rules of any stock exchange on which the Company's common stock may then be listed require such approval. If the proposed Amendment is adopted, all or any of the authorized shares of Common Stock may be issued without first offering such shares to existing stockholders for subscription. The issuance of such shares otherwise than to existing stockholders on a pro rata basis could have the effect of reducing an existing stockholder's proportionate interests. The Company has no present plans, agreements, commitments or understandings regarding the issuance of any newly authorized shares.

               As is presently the case, the availability for issuance of additional shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Company is not aware of any efforts to obtain control of the Company.

               If adopted, the Amendment will be effective upon filing with the Delaware Secretary of State as required by the General Corporation Law of Delaware. It is anticipated that this will occur promptly following the date of the Annual Meeting.

               The Board of Directors recommends a vote FOR the adoption of the Amendment to the Company's Amended and Restated Certificate of Incorporation.

                                     ITEM 5

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

               The Company has appointed Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending March 31, 1999. Arthur Andersen LLP has audited the Company's financial statements since 1988. Ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event shareholders do not ratify the appointment of Arthur Andersen LLP as the Company's independent auditors, such appointment will be reconsidered by the Audit Committee and the Board of Directors. Representatives of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

               The Board of Directors of the Company recommends a vote FOR ratification of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending March 31, 1999.

                               GENERAL INFORMATION

VOTING PROCEDURES

               All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. One or more inspectors of election will be appointed, among other things, to determine the number of shares outstanding and the voting power of each, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result.

SOLICITATION COSTS

               The Company will pay the cost of preparing and mailing this Proxy Statement and other costs of the proxy solicitation made by the Board of Directors. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. Such solicitations may be made by personal interview or telephone. Arrangements have also been made with brokerage firms and others for the forwarding of proxy solicitation materials to the beneficial owners of Common Stock, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred in connection therewith.

STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

               A stockholder desiring to submit an otherwise eligible proposal for inclusion in the Company's proxy statement for the 1999 annual meeting of stockholders of the Company must deliver the proposal so that it is received by the Company no later than March 2, 1999. The Company requests that all such proposals be addressed to the Company's Secretary at the Company's principal executive offices, 500 North Central Expressway, Plano, Texas 75074, and mailed by certified mail, return-receipt requested.

COMPLIANCE WITH CERTAIN REPORTING OBLIGATIONS

               Section 16(a) of the Exchange Act requires the Company's executive officers, directors and controlling stockholders to file initial reports of ownership and reports of changes of ownership of the Company's Common Stock with the Securities and Exchange Commission and the Company. To the Company's knowledge, all reports required to be so filed were filed in accordance with the provisions of said Section 16(a).

FINANCIAL AND OTHER INFORMATION

               The Company's Annual Report on Form 10-K for the year ended March 31, 1998 is being sent to stockholders of record as of the Record Date together with this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials.

                                  OTHER MATTERS

               The Board of Directors knows of no matters other than those described in this Proxy Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, or any adjournment thereof, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment.


                                       By Order of the Board of Directors,


                                       Harvey H. Achatz
                                       Secretary


Plano, Texas
July 2, 1998

                                                                      APPENDIX I

                   1998 AMENDED AND RESTATED STOCK OPTION PLAN

                                       OF

                       DAISYTEK INTERNATIONAL CORPORATION

             ------------------------------------------------------

                  Daisytek International Corporation, a corporation organized under the laws of the State of Delaware, hereby adopts this 1998 Amended and Restated Stock Option Plan. The purpose of this Plan is to further the growth, development and financial success of the Company by providing additional incentives to certain of its key Employees by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success. This Plan shall amend and restate in its entirety the 1997 Stock Option Plan of the Company (the "1997 Plan").

                                    ARTICLE I

                                   DEFINITIONS

                  Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Board

                  "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Code

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3 - Committee

                  "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1.

Section 1.4 - Company

                  "Company" shall mean Daisytek International Corporation, a Delaware corporation. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Options outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

Section 1.5 - Director

                  "Director" shall mean a member of the Board.

Section 1.6 - Employee

                  "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan. To the extent not included in the foregoing, "Employee" shall also mean any officer, director, employee or consultant of the Company, or any entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Company, as the Committee shall from time to time select in its sole discretion.

Section 1.7 - Exchange Act

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.8 - Incentive Stock Option

                  "Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.9 - Non-Qualified Option

                  "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

Section 1.10 - Officer

                  "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

Section 1.11 - Option

                  "Option" shall mean an option to purchase Common Stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

Section 1.12 - Optionee

                  "Optionee" shall mean an Employee to whom an Option is granted under the Plan.

Section 1.13 - Parent Corporation

                  "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.14 - Plan

                  "Plan" shall mean this 1998 Amended and Restated Stock Option Plan of Daisytek International Corporation.

Section 1.15 - Rule 16b-3

                  "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

Section 1.16 - Secretary

                  "Secretary" shall mean the Secretary of the Company.

Section 1.17 - Securities Act

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.18 - Subsidiary

                  "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.19 - Termination of Employment

                  "Termination of Employment" shall mean the time when an Optionee ceases to be an Employee for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation, a Subsidiary or any entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Company. The Committee, in its absolute discretion, and with respect to all Options hereunder, shall determine all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment is for "cause" and what actions constitute "cause", and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

                  The shares of stock subject to Options shall be shares of the Company's Common Stock, $.01 par value. The aggregate number of such shares which may be issued upon exercise of Options shall be 4,000,000 shares. The shares to be issued upon exercise of Options may be newly-issued shares or Treasury shares.

Section 2.2 - Unexercised Options

                  If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder.

Section 2.3 - Changes in Company's Shares

                  In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                   ARTICLE III

                               GRANTING OF OPTIONS

Section 3.1 - Eligibility

                  Any key Employee shall be eligible to be granted Options, subject to such rules and conditions as the Committee may establish from time to time in its sole discretion.

Section 3.2 - Qualification of Incentive Stock Options

                  Subject to the provisions of Section 7.7 hereof, no Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

Section 3.3 - Granting of Options

                  (a) Subject to the provisions hereof, the Committee shall from time to time, in its absolute discretion:

                           (i) Determine which Employees are key Employees and select from among the key Employees (including those to whom Options have been previously granted under the Plan or any other plan of the Company) such of them as in its opinion should be granted Options; and

                           (ii) Determine the number of shares to be subject to such Options granted to such selected key Employees, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                           (iii) Determine the terms and conditions of such Options, consistent with the Plan.

                  (b) In selecting the key Employees to whom Options shall be granted hereunder, the number of shares to be subject to such Options and the terms and conditions of such Options, the Committee shall have sole and absolute discretion and shall be free to make non-uniform and selective determinations based upon such factors as it deems relevant.

                  (c) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lessor or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

                                   ARTICLE IV

                                TERMS OF OPTIONS

Section 4.1 - Option Agreement

                  Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

Section 4.2 - Option Price

                  (a) The price of the shares subject to each Option shall be not less than 100% of the fair market value of such shares on the date such Option is granted; provided, however, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

                  (b) For purposes of the Plan, the fair market value of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or
(ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock, in each case, as of the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 4.3 - Commencement of Exercisability

                  (a) No Option may be exercised in whole or in part during the six months after such Option is granted, except as otherwise set forth herein.

                  (b) Each Option granted hereunder shall be subject to such vesting schedule (which may be cumulative or non-cumulative), conditions, restrictions and other provisions as the Committee shall, in its sole and absolute discretion, deem necessary or appropriate, which determinations may be non-uniform and selective and based upon such factors as it deems relevant in its sole and absolute discretion.

                  (c) Subject to the provisions hereof governing Incentive Stock Options, the Committee shall have the right to accelerate the vesting of any outstanding Option, or any portion thereof, at any time and from time to time, and upon such terms and conditions as it shall determine in its sole discretion.

                  (d) Notwithstanding any other provision of this Plan, to the extent that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section

422 of the Code) are exercisable by any Optionee for the first time by such Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such Options shall be treated as Non-Qualified Options. For purposes of this Section, Options shall be taken into account in the order in which they were granted.

                  (e) Notwithstanding the provisions of paragraph (a) above, the Committee shall have the right to issue Options hereunder which are immediately exercisable on the date of grant; provided, however, that in such event, the shares of Common Stock to be issued thereunder shall be subject to such restrictions on transfer and forfeiture as the Committee shall, in its sole discretion, deem appropriate, which determinations may be non-uniform and selective and based upon such factors as it deems appropriate in its sole discretion.

Section 4.4 - Expiration of Options

                  No Option may be exercised to any extent by anyone after the first to occur of the following events:

                           (i) The expiration of ten years from the date the Option was granted;

                           (ii) With respect to an Incentive Stock Option, in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted;

                           (iii) The date of the Optionee's Termination of Employment for any reason, other than such Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code), unless the Committee otherwise elects to permit the exercise of such Option for a period of time thereafter; provided, however (a) such period of time shall end no later than ten years from the date the Option was granted, (b) with respect to Incentive Stock Options, such period of time shall not exceed three months from such Termination of Employment and (c) the Committee may make such elections in such manner as it deems appropriate, which may be non-uniform and selective, and based upon such factors as it deems relevant;

                           (iv) With respect to an Option held by an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said one-year period;

                           (v) The expiration of one year from the date of the Optionee's death with respect to all Options held by such Optionee; and

                           (vi) With respect to all Options, and notwithstanding any other provision contained herein, the date of the Optionee's Termination of Employment in the event such Termination is for "cause" (as provided in Section 1.19 above).

Section 4.5 - Consideration

                  In consideration of the granting of an Option, the Committee may require that the Optionee shall agree to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of one or more years after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharged any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.6 - Adjustments in Outstanding Options

                  In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 - Merger, Consolidation, Acquisition, Liquidation or Dissolution

                  By its acceptance of each Option, each Optionee agrees that the Board shall have the power and right to declare and determine, by a duly adopted resolution of the Board, that each Option may not be exercised after (i) the merger or consolidation of the Company with or into another corporation (if the Company is not the surviving corporation of such merger or consolidation),
(ii) the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or (iii) the liquidation or dissolution of the Company; provided, that such resolution shall be adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution.

                                    ARTICLE V

                               EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

                  During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of any Non-Qualified Option, in whole or in part, and the exercise thereof by any transferee thereof.

Section 5.2 - Partial Exercise

                  At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

                  An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

                  (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                  (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

                  (ii) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company or (B) subject to the requirements of Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, in each case, with a fair market value (as determined under Section 4.2(b)) on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

                  (iii) With the consent of the Committee, a promissory note duly executed and delivered by the Optionee in the principal amount of the exercise price thereof, or any portion thereof, in each case upon such terms and conditions (including without limitation, terms regarding rates of interest, payment schedule, collateral or other security) as the Committee may establish in its sole and absolute discretion; or

                  (iv) With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii);

                  (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; provided, that, with the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii) of the preceding paragraph (b) and may be used to make all or part of such payment;

                  (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                  (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Certain Requirements

                  The Committee may, in its sole discretion, limit or restrict the use of Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to satisfy the Option price or the tax withholding consequences of such exercise (i) to such periods following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and/or to such other periods as the Committee shall, in its sole discretion, deem appropriate, (ii) to its receipt of an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least six months (or such other period as the Committee may determine) prior to the payment of such Option price or withholding taxes or (iii) in accordance with such other rules and regulations as the Committee may determine to be necessary or appropriate from time to time.

Section 5.5 - Conditions to Issuance of Stock Certificates

                  The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to the fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                  (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                  (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

                  (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.6 - Rights as Shareholders

                  The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.7 - Transfer Restrictions

                  If required at any time by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                                 ADMINISTRATION

Section 6.1 - Stock Option Committee

                  The Stock Option Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board. The Board may limit the members of the Committee to directors who are both "non-employee directors", as defined in Rule 16b-3, and "outside directors", as defined in Section 162(m) of the Code. Subject to the limitations set forth in the preceding sentence, the powers of the Stock Option Committee may be exercised by the Compensation Committee of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may be removed by the Board at any time and may resign at any time. Vacancies in the Committee shall be filled by the Board. The Board reserves the right to serve as the Stock Option Committee if it so elects, and, in which event, the term "Committee" shall mean the Board.

Section 6.2 - Duties and Powers of Committee

                  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code.

Section 6.3 - Majority Rule

                  The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.4 - Compensation; Professional Assistance; Good Faith Actions

                  Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation. The Committee shall have the unrestricted right to make non-uniform decisions and determinations in all matters regarding the Plan and all Options issued hereunder.

                                   ARTICLE VII

                                OTHER PROVISIONS

Section 7.1 - Options Not Transferable

                  No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, permit the holder of any Non-Qualified Option to transfer such Option, or any portion thereof, to such holder's spouse, lineal descendent or trust established for the benefit thereof or any other person or entity.

Section 7.2 - Amendment, Suspension or Termination of the Plan

                  The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee, including without limitation, any amendment to increase or decrease the number of shares as to which Options may be granted, except as otherwise set forth herein hereunder, subject to any requirements of shareholder approval set forth in Section 16b-3 or the applicable provisions of the Code. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted, except as otherwise set forth herein. Subject to any applicable provisions of Section 16b-3 and the Code, the Committee and the holder of any Option may at any time, by mutual consent, amend, modify or otherwise waive any of the terms and provisions, including the exercise price, of such holder's Option and Stock Option Agreement. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of (a) March 31, 2008 or (b) the expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.3.

Section 7.3 - Effective Date; Approval of Plan by Shareholders

                  This Plan will be effective upon its approval by stockholders holding at least a majority of the Company's voting stock voting in person or by proxy at the Company's 1998 Annual Meeting of Stockholders. In the event the Plan is not so approved, this Plan shall not become effective, and shall be null and void, and any Options issued hereunder shall be terminated.

Section 7.4 - Effect of Plan Upon Other Option and Compensation Plans

                  Except as otherwise set forth herein, the adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary to (a) establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 - Titles

                  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.6 - Conformity to Securities Laws

                  The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 7.7 - Incentive Stock Options

                  With respect to Incentive Stock Options, if the Plan does not contain any provision now or hereafter required to be included herein under section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein. Notwithstanding anything contained herein, to the extent any Option which is intended to qualify as an Incentive Stock Option cannot so qualify, such Option, to that extent, shall be deemed to be a Non-Qualified Option under the Code for all purposes of the Plan.

Section 7.8 - Exclusion from Pension and Profit-Sharing Computation

                  By acceptance of an Option, each Optionee shall be deemed to have agreed that such grant is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any of its Subsidiaries, whether now existing or hereafter arising. In addition, such Option will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Optionee which is payable to such beneficiary under any life insurance plan covering employees of the Company or any of its Subsidiaries.

Section 7.9 - Amendment and Restatement of 1997 Stock Option Plan.

                  Upon the effective date of this Plan as herein provided, this Plan shall amend, restate and replace in its entirety the 1997 Plan of the Company, and all Options issued under the 1997 Plan and outstanding as of the effective date of this Plan shall, automatically and without any action on the part of the holder thereof or the Company, be deemed as issued and outstanding under this Plan. In the event this Plan shall not become effective, the 1997 Plan, and all Options issued thereunder, shall remain in full force and effect in accordance with their terms.

                                                                     APPENDIX II

                       DAISYTEK INTERNATIONAL CORPORATION

                        1998 EMPLOYEE STOCK PURCHASE PLAN

               ---------------------------------------------------


SECTION 1.  PURPOSE OF THE PLAN

         The purpose of the Daisytek International Corporation 1998 Employee Stock Purchase Plan (the "Plan") is to provide employees of Daisytek International Corporation (the "Company") and designated Subsidiaries an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock, $.01 par value, of the Company ("Common Stock"). It is intended that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended ("Code"), and the provisions of the Plan shall be construed accordingly.

SECTION 2.  DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Business Day" means each day that the New York Stock Exchange, Inc. is open for the transaction of business.

                  (b) "Fair Market Value" means, with respect to the Common Stock as of any date (i) the closing price of a share of the Common Stock on the principal exchange on which shares of the Common Stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock, in each case, on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock, on such date, as determined in good faith by the Committee; or (iv) if the Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

                  (c) "Participating Company" shall mean the Company and each Subsidiary which the Committee has designated to participate in the Plan.

                  (d) "Offering Period" means each period which begins on a Commencement Date and ends on a Purchase Date during which Eligible Employees may purchase Common Stock pursuant to an Offering under the Plan.

                  (e) "Commencement Date" shall mean the first Business Day of each Offering Period.

                  (f) "Eligible Employee" means any person who, on a Commencement Date, (i) is customarily scheduled to be employed by any Participating Company as an employee for at least twenty (20) hours per week and for more than five (5) months in any calendar year, and (ii) has completed fifteen (15) days of employment with the Company or any Subsidiary.

                  (g) "Purchase Date" shall mean the last Business Day of each Offering Period.

                  (h) "Offering" means any proposal made in accordance with the terms and conditions of the Plan permitting Eligible Employees to purchase Common Stock under the Plan during an Offering Period.

                  (i) "Subsidiary" shall mean any corporation which is a "subsidiary" of the Company, as that term is defined in Section 424(f) of the Code.

SECTION 3.  ADMINISTRATION OF THE PLAN

         The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee"). The Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board. The Board may limit the members of the Committee to directors who are both "non-employee directors", as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors", as defined in Section 162(m) of the Code. Subject to the limitations set forth in the preceding sentence, the powers of the Committee may be exercised by the Compensation Committee or the Stock Option Committee of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may be removed by the Board at any time and may resign at any time. Vacancies in the Committee shall be filled by the Board. The Board reserves the right to serve as the Committee if it so elects, and, in which event, the term "Committee" shall mean the Board. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, employees, persons claiming rights from or through employees and the stockholders of the Company.

         Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to designate the Subsidiaries whose employees will participate in the Plan, (b) to determine the maximum number of shares of Common Stock to be acquired by each Eligible Employee during each Offering Period, (c) to determine the terms and conditions of each Offering, (d) to determine the length of each Offering Period and the Commencement Date thereof, (e) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, (f) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan and the conduct of each Offering, and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan.

SECTION 4.  PARTICIPATION IN THE PLAN

                  (a) Only individuals who are employees of a Participating Company shall be eligible to acquire Common Stock pursuant to any Offering under the Plan. Except as provided in paragraph (b) hereof, every Eligible Employee on the Commencement Date of an Offering shall be eligible to participate in such Offering, provided such individual remains an Eligible Employee until the Purchase Date.

                  (b) Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be eligible to participate in any Offering if:

                  (i) on the Commencement Date, such Eligible Employee would own stock (together with stock owned by any other person or entity that would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) of the Company (including, for this purpose, all shares of stock subject to any outstanding options to purchase such stock, whether or not currently exercisable and irrespective of whether such options are subject to the favorable tax treatment of Section 421(a) of the Code) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary; or

                  (ii) the Eligible Employee belongs to a class or group of Eligible Employees which the Committee deems ineligible for participation in any Offering (as the Committee may determine from time to time), so long as the exclusion of such class or group of Eligible Employees from participation in an Offering does not jeopardize the qualification of the Plan under Section 423 of the Code or other applicable law.

SECTION 5.  OFFERINGS

                  (a) The Plan shall be implemented by a series of Offerings to all Eligible Employees, the duration and frequency of which will be specified from time to time by the Committee.

                  (b) Each Offering shall permit each Eligible Employee to purchase on the Purchase Date shares of Common Stock at a purchase price per share determined by the Committee which shall not be less than the lower of (i) 85% of the Fair Market Value of the Common Stock on the Commencement Date, or
(ii) 85% of the Fair Market Value of the Common Stock on the Purchase Date.

                  (c) No Offering Period pursuant to the Plan shall be for a period greater than 12 months from the Commencement Date.

                  (d) All Eligible Employees participating in an Offering under the Plan shall have the same rights and privileges, except that the Committee may from time to time provide for differences in the rights and privileges of Eligible Employees so long as such differences do not jeopardize the qualification of the Plan under Section 423 of the Code or violate other applicable law.

SECTION 6.  SHARES AVAILABLE UNDER THE PLAN

                  (a) Subject to the provisions of Section 7 hereof, the aggregate number of shares of Common Stock available for purchase pursuant to all Offerings under the Plan shall be 250,000 shares, which may be authorized but unissued shares, treasury shares or shares purchased in the open market.

                  (b) If the total number of shares of Common Stock to be purchased on any Purchase Date when added to the number of shares of Common Stock previously purchased pursuant to Offerings under the Plan exceeds the number of shares then available under the Plan, the Committee shall make a pro rata allocation of the shares available for purchase in such Offering in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the amounts received from each Eligible Employee in excess of the amounts applied to purchase Common Stock shall be refunded to each Eligible Employee.

SECTION 7.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event that the Committee determines that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, share exchange or other similar transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Employees under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be available under the Plan, (ii) the number and kind of shares of Common Stock issuable or to be purchased in respect of any current Offering, and (iii) the purchase price relating to any purchase of Common Stock to be acquired in any Offering; provided, however, that no adjustment shall be made if, or to the extent that, such adjustment would cause the Plan to violate Section 423 of the Code.

SECTION 8.  ACCRUAL LIMITATIONS

                  (a) No Eligible Employee shall be entitled to accrue rights to acquire Common Stock in any Offering under this Plan (which right shall accrue on the Purchase Date for an Offering Period) if, and to the extent, such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other Offering under this Plan during the same calendar year and (ii) rights accrued under any other employee stock purchase plan (within the meaning of Section 423 of the Code) of the Company or any Subsidiary during the same calendar year, would cause such Eligible Employee to be able to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of Common Stock or stock of any Subsidiary (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

SECTION 9.  MERGER, CONSOLIDATION, LIQUIDATION, ETC.

         Upon the effective date of any Corporate Transaction (as herein defined), any outstanding Offering under the Plan will terminate and such date shall be treated as the Purchase Date, and in lieu of the issuance of Common Stock to participating Eligible Employees, there shall be paid to such Eligible Employees, for each such share of Common Stock, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and as of the effective date of such Corporate Transaction. As used herein, the term "Corporate Transaction" shall mean (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company, (iii) the merger or consolidation of the Company with or into another corporation or entity (if the Company is not the surviving corporation of such merger or consolidation) or
(iv) the acquisition by another person or entity of 80% or more of the Company's than outstanding voting stock.

SECTION 10.  GENERAL PROVISIONS

                  (a) Neither the Plan nor any action taken hereunder shall be construed as giving any employee or Eligible Employee any right to be retained in the employ of the Company or any Subsidiary, and no employee of any Subsidiary which is not a Participating Company shall have any claim or right to participate in any Offerings under the Plan.

                  (b) No right of an Eligible Employee to purchase Common Stock pursuant to an Offering under the Plan shall be assigned or transferred by such Eligible Employee and such rights to purchase Common Stock pursuant to an Offering shall be exercisable during the lifetime of the Eligible Employee only by the Eligible Employee.

                  (c) No Offering shall confer on any Eligible Employee any of the rights of a stockholder of the Company unless and until Common Stock is duly issued or transferred to the Eligible Employee in accordance with the terms of the Offering.

                  (d) This Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the rights to purchase in any Offering shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Plan and rights granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                  (e) The provisions of the Plan shall be governed by the laws of the State of Delaware without giving effect to applicable conflict-of-laws rules.

SECTION 11.  EFFECTIVE DATE; AMENDMENT; TERMINATION

                  (a) The Plan shall become effective if and when approved by the stockholders of the Company at the 1998 Annual Meeting of Stockholders.

                  (b) The Board of Directors of the Company may terminate the Plan or amend the Plan from time to time; provided, however, that the Board of Directors of the Company shall not, without the approval of the stockholders of the Company (i) increase the number of shares available for purchase pursuant to all Offerings, (ii) change the class of persons eligible to participate in Offering under the Plan, or (iii) reduce the purchase price of Common Stock below that set forth in Section 5(b) herein.

                  (c) Unless sooner terminated by the Board of Directors of the Company, the Plan shall terminate when all shares available for issuance or purchase under the Plan have been purchased pursuant to an Offering under the Plan, or the date of any Corporate Transaction, if earlier.

                                                                    APPENDIX III


                            CERTIFICATE OF AMENDMENT

                                       OF

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                       DAISYTEK INTERNATIONAL CORPORATION

                            (A DELAWARE CORPORATION)

It is hereby certified that:

                  1. The name of the corporation (hereinafter called the "Corporation") is Daisytek International Corporation.

                  2. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by striking out Article FOURTH of Section 4 thereof and by substituting in lieu of said Article the following new Article
FOURTH:

                           "The total number of shares which the Corporation
                  shall have authority to issue is Thirty One Million (31,000,000) shares, consisting of One Million (1,000,000) shares of Preferred Stock, of a par value of One Dollar ($1.00) per share (hereinafter called "Preferred Stock"), and Thirty Million (30,000,000) shares of Common Stock, of the par value of One Cent ($.01) per share (hereinafter called "Common Stock")."

                  3. The amendment of the Amended and Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on August __, 1998.

                                       DAISYTEK INTERNATIONAL CORPORATION


                                       By:
                                            ----------------------------------
                                            Mark C. Layton, President


ATTEST:

By:
     -------------------------------
     Harvey Achatz, Secretary

                                                                     Please mark
                                                                    your vote as
                                                                    indicated in
                                                                    this example
                                                                        [X]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4 AND 5

ITEM 1- ELECTION OF DIRECTORS                FOR          WITHHELD
          Nominees                                        FOR ALL

         Christopher Yates                   [ ]            [ ]
         James R. Powell

WITHHELD FOR: (Write that nominee's name in the space provided below)


-------------------------------------------------------------

ITEM 2- TO APPROVE THE COMPANY'S             FOR       AGAINST      ABSTAIN
         1998 EMPLOYEE STOCK
         OPTION PLAN                         [ ]         [ ]          [ ]


ITEM 3- TO APPROVE THE COMPANY'S             FOR      AGAINST       ABSTAIN
         1998 EMPLOYEE STOCK
         PURCHASE PLAN                       [ ]         [ ]          [ ]


ITEM 4- TO APPROVE AN AMENDMENT TO THE       FOR      AGAINST       ABSTAIN
         COMPANY'S AMENDED AND RESTATED
         CERTIFICATE OF INCORPORATION        [ ]         [ ]          [ ]
         INCREASING THE NUMBER OF
         AUTHORIZED SHARES

ITEM 5- RATIFY APPOINTMENT OF                FOR      AGAINST       ABSTAIN
          INDEPENDENT ACCOUNTANTS            [ ]         [ ]          [ ]



Signature_________________________Signature_________________________Date________
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       DAISYTEK INTERNATIONAL CORPORATION

         The undersigned hereby appoints David A. Heap, Mark C. Layton, and Harvey H. Achatz as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Daisytek International Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present a the Annual Meeting of Stockholders of the Company to be held August 14, 1998 or any adjournment thereof.


       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)